CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the references to our firm in the Registration Statement on Form N-1A of The Advisors' Inner Circle Fund and to the use of our report dated December 30, 2014 on the financial statements and financial highlights of the Acadian Emerging Markets Portfolio and Acadian Emerging Markets Debt Fund, each a series of shares of beneficial interest of The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2014 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

                                                  /s/  BDD, LLP
                                                  -------------
                                                  BBD, LLP

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 26, 2015

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the references to our firm in the Registration Statement on Form N-1A of The Advisors' Inner Circle Fund and to the use of our report dated December 30, 2014 on the financial statements and financial highlights of the CBRE Clarion Global Infrastructure Value Fund and the CBRE Clarion Long/Short Fund, each a series of shares of beneficial interest of The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2014 Annual Reports to Shareholders which are incorporated by reference into the Statement of Additional Information.

                                                  /s/  BDD, LLP
                                                  -------------
                                                  BBD, LLP

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 26, 2015

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the references to our firm in the Registration Statement on Form N-1A of The Advisors' Inner Circle Fund and to the use of our report dated December 23, 2014 on the financial statements and financial highlights of the ICM Small Company Portfolio, a series of shares of beneficial interest of The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2014 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

                                                  /s/  BDD, LLP
                                                  -------------
                                                  BBD, LLP

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 26, 2015

             CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the references to our firm in the Registration Statement on Form N-1A of The Advisors' Inner Circle Fund and to the use of our report dated December 23, 2014 on the financial statements and financial highlights of the TS&W Equity Portfolio, a series of shares of beneficial interest of The Advisors' Inner Circle Fund. Such financial statements and financial highlights appear in the October 31, 2014 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

                                                  /s/  BDD, LLP
                                                  -------------
                                                  BBD, LLP

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 26, 2015